UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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[ ]	Definitive Proxy Statement

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[ ]	Soliciting Material under §240.14a-12

XG TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

xG Technology, Inc. (the “Company”) has determined to cancel the Special Meeting of Stockholders previously scheduled on January 29, 2019 (the “Special Meeting”) and to delay the consideration of the matters proposed until the Company’s 2019 Annual Meeting of Stockholders. The Company scheduled the Special Meeting to consider a proposal (the “Proposal”) to approve in accordance with certain Nasdaq Capital Market (“NASDAQ”) Listing Rules, the issuance of more than 19.99% of the Company’s outstanding shares of common stock with respect to various securities issued in connection with a private placement completed by the Company on May 29, 2018, and a private placement completed by the Company on December 3, 2018.

While the Company intends to seek the approval of the Proposal in order to comply with certain NASDAQ Listing Rules, the Board has now determined that it is in the best interests of the stockholders to cancel the Special Meeting. To the extent necessary, the Company will seek stockholder approval of the Proposal at its 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019	xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
	Name:	Roger Branton
	Title:	Chief Executive Officer